Item 1: Report to Shareholders

Global Stock Fund	April 30, 2006

The views and opinions in this report were current as of April 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

During the past six months, global stocks posted strong gains led by non-U.S. markets, which set a blistering pace compared with their U.S. counterparts. Once again, emerging markets were the star performers as Latin America, developing Europe, and other regions prospered. Among developed markets, European and Japanese stocks also delivered excellent returns as their strong currencies versus the sagging dollar enhanced returns for U.S. investors.

PERFORMANCE COMPARISON

On December 31, 2005, the fund replaced its MSCI World Index benchmark with the MSCI All Country World Index. We made this change because the new benchmark more accurately reflects the fund’s approach to global equity investing, which is to seek out the most compelling investments available regardless of their geographic location. Unlike the previous benchmark, the MSCI All Country World Index includes greater exposure to emerging markets. Since we invest in emerging markets when good opportunities arise, we believe the new benchmark is more reflective of the fund’s opportunity set and is, therefore, more appropriate for performance measurement. (Performances for both indexes are shown in the table; beginning with the next report for the period ended October 31, 2006, only the results for the new benchmark will be shown.)

Your fund far surpassed the returns of both MSCI indexes, as well as that of the Lipper Global Large-Cap Growth Funds Average, during the 6- and 12-month periods ended April 30, 2006. Strong stock selection across the board accounted for the fund’s good relative performance. Key drivers of results during the past six months came from our holdings in a broad array of sectors, including energy, financials, and telecommunication services.

MARKET REVIEW

U.S. stocks advanced sharply during the past six months, lifting major equity indexes to levels not seen in nearly five years. Brisk merger and acquisition (M&A) activity and favorable corporate earnings continued to act as a tailwind for stocks, while signs of renewed economic growth following fourth-quarter weakness also drove the markets. Rising interest rates and commodities prices, plus ongoing concerns about inflation, trimmed U.S. returns in relation to other regions.

The developed European markets performed extremely well as stronger domestic demand reflected rising business and consumer confidence. Europe benefited from improving economic indicators, a strengthening euro, and increased M&A activity. Economic growth in France was better than expected, while surveys of the business climate in Germany and Italy looked promising. Increased dividends and share buybacks provided additional support.

The Japanese stock market appears to have bottomed in 2003 following a long, steady decline. Japan’s economy continued to recover as improvements in the corporate sector filtered through to the consumer, bolstering domestic demand. This is a marked turnaround from the export-driven economy that previously characterized Japan. The decision by the Bank of Japan to end its five-year policy of monetary easing suggests confidence in Japan’s economic recovery. The Pacific region outside of Japan remains closely linked to China. At a macroeconomic level, China is still growing strongly, and inflation has been closely monitored as local demand, low inventories, and ongoing supply bottlenecks drove commodities prices higher.

Improvements in emerging market fundamentals—including greater political stability, current account surpluses, low inflation and interest rates, attractively valued currencies, and higher earnings and balance sheet quality—underpinned strengthening economic growth. Emerging equities markets rallied again in April after some weakness in February and March. Russia benefited from high energy prices, China from stock market reform and strong economic growth, India from direct foreign investment, and Brazil from high oil and commodities prices, local interest rate cuts, and a strengthening currency. Israel, by contrast, suffered from political upheaval, and Taiwan from a weak information technology sector and political tensions with mainland China.

PORTFOLIO PERFORMANCE AND STRATEGY

The stocks in your portfolio represent our best worldwide investment ideas. Our portfolio construction process emphasizes companies with competitive advantages operating in industries with stable to improving fundamentals. We believe that this approach enables our worldwide team of investment professionals to recognize market trends early and identify the most compelling investment opportunities for your portfolio. The themes and companies that we have been focusing on include emerging markets wireless telecoms, U.S. energy equipment and services, U.S. biotechnology, and European, Japanese, and emerging market financials.

Emerging markets wireless companies have been benefiting from low penetration rates and attractive economic and population growth. Some of the companies currently represented in the portfolio include India’s Bharti Televentures, Hong Kong’s Hutchison Telecommunications, and Egypt’s MobiNil-Egyptian. By contrast, there is limited potential for developed market wireless firms. For example, the U.S. wireless industry has prospered because of consolidation, but the penetration rate has climbed from about 50% in 2001 to close to 70% in 2005, compared with 15% in some emerging markets. It is possible for developed market penetration to increase, but at a much slower pace than in emerging markets, as technology becomes more efficient and less costly. (Please refer to the fund’s portfolio of investments for a detailed list of holdings and the amount each represents of the portfolio.)

We also find U.S.-based energy and equipment firms attractive. The competitive advantages of scale, technology, and diversification allow them to have a significant global presence as the challenges of finding new sources of oil and gas lead to more complex exploration and production projects. Accordingly, customers need technologically advanced equipment as well as assistance from companies with true expertise in the field. Since most of the incremental spending is likely to come from the Middle East and Russia, we favor companies with an ability to meet global demand, a diversified portfolio of customers, and leadership in technology. These include Schlumberger, Grant Prideco, and Smith International. Non-U.S. companies in this industry tend to sell locally, leaving them more exposed to country and political risk.

Japanese financial firms have benefited from an improving economy and a necessary restructuring—writing off nonperforming loans and expanding their lending practices, particularly consumer lending. Sumitomo Mitsui Financial was one of our top holdings during the period. Our emerging market bank holdings have also done well, since they are typically located in improving economies, have decreased loan write-offs, and increased consumer lending. Turkey, like Japan, is growing its consumer lending business from a very low base. Falling local interest rates are helping Brazil and Mexico increase loan demand, and Mexico’s Grupo Financiero Banorte was among our 25 largest holdings.

During the past six months, the major contributors to fund performance included Tencent Holdings in China, a Hong Kong-based instant messaging and online gaming company; Schlumberger, the world’s largest oilfield services company; Petroleo Brasileiro (Petrobras), Latin America’s largest oil company based in Brazil; Swiss bank UBS, which enjoyed strong revenues from good private banking inflows; and America Movil, the Mexican wireless communication services company, which managed to post better-than-expected profit margins.

Despite the fund’s powerful absolute and relative results, the portfolio contained a few laggards as well as winners. MobiNil-Egyptian did not perform as well as expected because of challenging competition from another Egyptian company in the sector. We continue to believe, however, that the low penetration rate in this market positions the company well going forward. U.S. computer giant Dell suffered from weak consumer and business demand, and we may reevaluate our position here in coming months. Turkish bank Turkiye Garanti Bankasi was disappointing despite its strong earnings, but we are firm in our conviction that it is one of the most promising companies in the high-growth Turkish banking sector.

INVESTMENT OUTLOOK

The global economy is as dynamic as we have ever seen it, as the linking of almost 7 billion people with converging business practices is fostering major structural changes. This linking has the ability to produce extended periods of synchronized growth in the $45 trillion global economy, and our goal is to invest in companies taking market share in stable and improving industries.

Stock valuations look reasonable, with Japanese and U.S. stocks at the upper end of an acceptable range, and European and emerging market shares at the lower end. We remain cautiously optimistic about the U.S.’s ability to balance stronger-than-expected economic and earnings growth with expanding trade and federal budget deficits. Japan’s stock valuation premium is a result of extremely promising economic growth projections. The country’s economy continues to recover as improvements in the corporate sector are filtering through to the consumer, bolstering domestic demand.

Risks to global expansion remain, of course: geopolitical instability, rising commodities prices, potential compression in earnings margins, and others. Our primary concerns center on Middle East instability, particularly Iran’s nuclear ambitions, and political unrest in Africa that could further threaten oil output and lead to barriers to free trade.

Considering the risks, however, and balancing them against the positive trends we discussed, we remain optimistic about the future of global investing. We will continue to focus on firms in attractive industries with growing market share, sustainable margins, good free cash flow, long product cycles, and appealing stock price valuations.

Respectfully submitted,

Robert N. Gensler
Chairman of the fund’s Investment Advisory Committee

May 19, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI World Index: A capitalization-weighted index of stocks primarily from developed, and some emerging, markets worldwide.

MSCI All Country World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

MSCI USA Index: A capitalization-weighted index of stocks based in the United States.

Price/earnings (P/E) ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

GDP: Gross domestic product is the total market value of all goods and services produced in a country in a given year.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

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Financial Highlights
For a share outstanding throughout each period

	6 Months Ended 4/30/06**	Year Ended 10/31/05**	10/31/04	10/31/03	10/31/02	10/31/01
NET ASSET VALUE						
Beginning of period	$ 18.01	$ 14.57	$ 13.07	$ 10.90	$ 12.96	$ 18.04
Investment activities						
Net investment income	0.10*	0.06*	0.03*	0.05*	0.02*	0.14*
Net realized and unrealized gain (loss)	3.62	3.46	1.52	2.15	(1.96)	(4.41)
Total from investment activities	3.72	3.52	1.55	2.20	(1.94)	(4.27)
Distributions						
Net investment income	(0.02)	(0.08)	(0.04)	(0.03)	(0.12)	(0.02)
Net realized gain	(0.32)	–	(0.01)	–	–	(0.79)
Total distributions	(0.34)	(0.08)	(0.05)	(0.03)	(0.12)	(0.81)
NET ASSET VALUE						
End of period	**$ 21.39**	**$ 18.01**	**$ 14.57**	**$ 13.07**	**$ 10.90**	**$ 12.96**

Ratios/Supplemental Data

Total return^	**20.87%***	**24.24%***	**11.89%***	**20.24%***	**(15.15)%***	**(24.69)%***
Ratio of total expenses to average net assets	1.00%*†	1.18%*	1.20%*	1.20%*	1.20%*	1.20%*
Ratio of net investment income to average net assets	1.00%*†	0.39%*+	0.22%*	0.42%*	0.20%*	0.89%*
Portfolio turnover rate	160.3%†	154.8%	72.3%	38.7%	48.4%	52.3%
Net assets, end of period (in thousands)	$ 316,708	$ 123,456	$ 77,258	$ 74,725	$ 62,735	$ 73,325

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

* Excludes expenses in excess of a 1.00% contractual expense limitation in effect through 2/29/08 and expenses in excess of a 1.20% contractual expense limitation in effect through 10/1/05.

† Annualized

\+ Includes the effect of a one-time special dividend (0.22% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
AUSTRALIA 2.5%		
Common Stocks 2.5%		
BHP Billiton (1)	350,000	7,785
Total Australia (Cost $6,211)		7,785
AUSTRIA 1.1%		
Common Stocks 1.1%		
Erste Bank der Oesterreich Sparkasse	55,000	3,340
Total Austria (Cost $2,977)		3,340
BELGIUM 1.1%		
Common Stocks 1.1%		
SES Global FDR	210,000	3,444
Total Belgium (Cost $3,439)		3,444
BRAZIL 2.3%		
Common Stocks 1.3%		
Petroleo Brasileiro (Petrobras) ADR (USD)	47,000	4,178
		4,178
Preferred Stocks 1.0%		
Banco Itau Holdings Financiera	100,000	3,147
		3,147
Total Brazil (Cost $5,066)		7,325
CANADA 2.3%		
Common Stocks 2.3%		
Potash Corp./Saskatchewan (USD)	45,000	4,260
Telus (Non-voting shares) (USD)	75,000	3,100
Total Canada (Cost $6,769)		7,360

GREECE 1.7%

Common Stocks 1.7%

National Bank of Greece	65,000	3,230
OPAP	55,000	2,034
Total Greece (Cost $4,220)		5,264

HONG KONG 1.1%

Common Stocks 1.1%

Hutchison Telecommunications (2)	1,900,000	3,357
Total Hong Kong (Cost $2,606)		3,357

INDIA 1.4%

Common Stocks 1.4%

Bharti Televentures (2)	308,000	2,876
Suzlon Energy	48,300	1,231
Suzlon Energy (Ordinary shares)	6,700	190
Total India (Cost $2,988)		4,297

IRELAND 1.0%

Common Stocks 1.0%

Anglo Irish Bank	190,000	3,130
Total Ireland (Cost $2,658)		3,130

ITALY 0.7%

Common Stocks 0.7%

Mediolanum (1)	300,000	2,375
Total Italy (Cost $2,489)		2,375

JAPAN 4.0%

Common Stocks 4.0%

Aeon Mall	36,300	1,819

DaVinci Advisors (1)(2)	2,800	3,125
Leopalace21 (1)	46,000	1,795
Sumitomo Mitsui Financial	550	6,043
Total Japan (Cost $11,035)		12,782

MALAYSIA 1.0%

Common Stocks 1.0%

Airasia (2)	6,400,000	3,090
Total Malaysia (Cost $2,895)		3,090

MEXICO 2.6%

Common Stocks 2.6%

America Movil ADR, Series L (USD)	130,000	4,798
Grupo Financiero Banorte	1,300,000	3,382
Total Mexico (Cost $5,803)		8,180

NORWAY 1.3%

Common Stocks 1.3%

Statoil ASA (1)	130,000	4,280
Total Norway (Cost $2,953)		4,280

ROMANIA 1.0%

Common Stocks 1.0%

BRD-Groupe Societe Generale	525,000	3,280
Total Romania (Cost $3,428)		3,280

SOUTH AFRICA 1.9%

Common Stocks 1.9%

ABSA Group	155,000	3,054
Naspers (N shares)	140,000	3,067

Total South Africa (Cost $4,597)		6,121

SOUTH KOREA 3.8%

Common Stocks 2.9%		
Hyundai Motor	34,000	2,988
Kookmin Bank	35,000	3,135
Orion	11,000	2,881
		9,004
Preferred Stocks 0.9%		
Samsung Electronics	5,500	2,980
		2,980
Total South Korea (Cost $10,193)		11,984

SWEDEN 0.7%

Common Stocks 0.7%		
Assa-Abloy, Series B	115,000	2,226
Total Sweden (Cost $2,249)		2,226

SWITZERLAND 8.1%

Common Stocks 8.1%		
Julius Baer (1)	33,000	3,161
Nobel Biocare (1)	8,000	1,975
Novartis	55,000	3,153
Phonak Holding	51,000	3,164
Roche Holding - Genusscheine (1)	21,000	3,226
Swiss Life Holding (2)	21,000	4,834
UBS (1)	53,000	6,277
Total Switzerland (Cost $21,040)		25,790

TURKEY 1.0%

Common Stocks 1.0%		
Turkiye Garanti Bankasi	734,000	3,029

Total Turkey (Cost $3,137)		3,029

UNITED KINGDOM 4.8%

Common Stocks 4.8%

Admiral Group (Ordinary shares)	200,000	2,430
Capita Group	370,000	3,140
Johnson Matthey	115,000	3,086
Rolls-Royce (2)	370,000	3,212
Rolls-Royce, Class B	16,140,000	29
Vodafone	1,400,000	3,303
Total United Kingdom (Cost $13,202)		15,200

UNITED STATES 41.9%

Common Stocks 41.9%

American Tower Systems, Class A (2)	235,000	8,023
Amgen (2)	45,000	3,047
Apple Computer (2)	45,000	3,168
Atherogenics (2)	125,000	1,769
Boston Scientific (2)	140,000	3,254
Caremark RX (2)	70,000	3,188
Carnival	65,000	3,043
Cephalon (2)	60,000	3,940
Chicago Mercantile Exchange Holdings	7,000	3,206
ChoicePoint (2)	70,000	3,082
Danaher	47,000	3,013
E*TRADE Financial (2)	130,000	3,234
GE	155,000	5,361
Genentech (2)	60,000	4,783
Gilead Sciences (2)	30,000	1,725
Goldman Sachs	30,000	4,809
Grant Prideco (2)	66,000	3,379
Home Depot	115,000	4,592
Humana (2)	75,000	3,388
Investors Financial Services	45,000	2,154

Juniper Networks (2)	175,000	3,234
Lamar Advertising (2)	40,000	2,200
Marvell Technology Group (2)	45,000	2,569
Medicines Company (2)	100,000	1,922
Monster Worldwide (2)	90,000	5,166
Morgan Stanley	50,000	3,215
Murphy Oil	95,000	4,767
NAVTEQ (2)	75,000	3,114
Schlumberger	95,000	6,568
Sepracor (2)	75,000	3,348
SLM Corporation	58,000	3,067
Smith International	115,000	4,856
Symbol Technologies	210,000	2,237
TD Ameritrade Holding	165,000	3,062
Texas Instruments	90,000	3,124
Vertex Pharmaceuticals (2)	68,000	2,473
Wynn Resorts (2)	35,000	2,664
Yahoo! (2)	95,000	3,114
Total United States (Cost $123,833)		132,858

SHORT-TERM INVESTMENTS 0.5%

Money Market Funds 0.5%

T. Rowe Price Reserve Investment Fund, 4.85% (3)(4)	1,549,244	1,549
Total Short-Term Investments (Cost $1,549)		1,549

SECURITIES LENDING COLLATERAL 7.6%

Money Market Pooled Account 7.6%

Investment in money market pooled account managed by JP Morgan Chase Bank, London, 4.80% (3)	24,044,659	24,045
Total Securities Lending Collateral (Cost $24,045)		24,045
Total Investments in Securities		
106.1% of Net Assets (Cost $298,766)		$ 335,967

The accompanying notes are an integral part of these financial statements.

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Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets		
Investments in securities, at value		
Non-affiliated companies (cost $297,217)	$	334,418
Affiliated companies (cost $1,549)		1,549
Total investments in securities		335,967
Receivable for investment securities sold		9,137
Receivable for shares sold		3,423
Dividends and interest receivable		272
Cash		130
Other assets		2,089
Total assets		351,018
Liabilities		
Obligation to return securities lending collateral		24,045
Payable for investment securities purchased		7,578
Payable for shares redeemed		399
Investment management fees payable		174
Due to affiliates		18
Other liabilities		2,096
Total liabilities		34,310
NET ASSETS	$	316,708
Net Assets Consist of:		
Undistributed net investment income	$	1,042
Undistributed net realized gain		14,432
Net unrealized gain		37,203
Paid-in capital applicable to 14,805,675 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized		264,031
NET ASSETS	$	316,708

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S. The fund has two classes of shares: the Global Stock Fund original share class, referred to in this report as the Investor Class, offered since December 29, 1995, and Global Stock Fund—Advisor Class (Advisor Class), offered since April 28, 2006. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets; no such fees were incurred during the period ended April 30, 2006. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $28,000 for the six months ended April 30, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of Investor Class and Advisor Class fund shares held less than 90 days/3 months to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2006, approximately 21% of the fund’s net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2006, the value of loaned securities was $22,928,000; aggregate collateral consisted of $24,045,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $324,023,000 and $168,942,000, respectively, for the six months ended April 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2006.

At April 30, 2006, the cost of investments for federal income tax purposes was $298,766,000. Net unrealized gain aggregated $37,203,000 at period-end, of which $42,140,000 related to appreciated investments and $4,937,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable. At April 30, 2006, the fund had a capital gain tax payable of $17,000, no deferred tax liability, and $11,000 of capital loss carryforwards that expire in 2009, $220,000 that expire in 2010, and $134,000 that expire thereafter through 2012.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2006, the effective annual group fee rate was 0.31%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than the repayment dates indicated in the table below.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended April 30, 2006, expenses incurred pursuant to these service agreements were $43,000 for Price Associates, $96,000 for T. Rowe Price Services, Inc., and $28,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended April 30, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $151,000, and the value of shares of the T. Rowe Price Reserve Funds held at April 30, 2006, and October 31, 2005, was $1,549,000 and $2,251,000, respectively.

As of April 30, 2006, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 466,552 shares of the Investor class and 11,688 shares of the Advisor class, aggregating 3% of the fund’s net assets.

NOTE 6 - INTERFUND BORROWING

Pursuant to its prospectus, the fund may borrow up to 33 1/3% of its total assets. The fund is party to an interfund borrowing agreement between itself and other T. Rowe Price-sponsored mutual funds, which permits it to borrow or lend cash at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund’s total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended April 30, 2006, the fund had outstanding borrowings on one day, in the average amount of $14,300,000, and at an average annual rate of 4.96%. There were no borrowings outstanding at April 30, 2006.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Approval of Investment Management Agreement
On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. In this regard, the Board noted that a portion of the advisory fees were being waived. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee (after waivers) and expense ratio were generally below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 15, 2006